Supplement dated April 21, 2014

supplementing the Prospectus (the “Prospectus”)

dated May 1, 2013,

as may be revised or supplemented from time to time

of Hansberger International Series

Telephone No. 800-414-6927

INTERNATIONAL GROWTH FUND

Supplement dated April 21, 2014 to the International Growth Fund’s Prospectus dated May 1, 2013,

as may be revised and supplemented from time to time.

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

Madison Asset Management (“Madison”) plans to partner with the Toronto-based international growth equity team of Hansberger Global Investors, Inc. (“Hansberger”) and operate the international growth team as a stand-alone entity called Hansberger Growth Investors, L.P. effective at the closing, which is expected to occur this summer, pending regulatory approvals. Hansberger is the investment adviser for the International Growth Fund of Hansberger International Series. The international growth team will retain its investment autonomy while gaining an equity stake in its new business. Until the international growth team joins Madison, the International Growth Fund’s current portfolio managers will continue to manage the assets of the Fund. In light of these events, the Board of Trustees of Hansberger International Series will be evaluating various options regarding the International Growth Fund’s future, including consideration of a proposal to transfer the assets and liabilities of the International Growth Fund into a newly created series of Madison Funds, in a tax-free reorganization, subject to shareholder approval.

Additional information will be provided to shareholders regarding this matter as it is available.

Please retain this Supplement with your Prospectus for reference.

Note: The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the new fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Trustees will receive the combined prospectus and proxy statement relating to any proposed merger and containing important information about fees, expenses and risk considerations.